EXHIBIT 10.1

EXTENSION REQUEST AND AMENDMENT LETTER

June 5, 2015

Citibank, N.A., as Administrative Agent

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndications Department

and to each Lender and Issuer under the Credit Agreement (as defined below)

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of July 25, 2014 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”) among Alcoa Inc., a Pennsylvania corporation (“Alcoa”), the Lenders and Issuers party thereto, Citibank N.A., as Administrative Agent for the Lenders and Issuers, and JPMorgan Chase Bank, N.A., as Syndication Agent. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 2.21 of the Credit Agreement, Alcoa hereby requests that the Initial Scheduled Maturity Date be extended to July 25, 2020 (the “First Extended Maturity Date”).

Alcoa agrees to pay each Lender that agrees to extend its Commitment to the First Extended Maturity Date an upfront fee in the amount of 0.05% of the amount of such extending Lender’s Commitment as of the date such Lender agrees to so extend its Commitment, such fee being earned, due and payable as of such date.

Alcoa also requests that the Credit Agreement be amended in accordance with Section 10.08 of the Credit Agreement as follows:

(i)	inserting the following sentence at the end of the definition of “LIBO Rate”: “Notwithstanding the foregoing, if the LIBO Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.”

(ii)	inserting the following sentence at the end of the definition of “Federal Funds Rate”: “Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.”

(iii)	deleting the words “agrees to Issue” in Section 2.22(a) of the Credit Agreement and replacing them with the following: “, in its sole discretion, may elect to Issue”.

(iv)	deleting the words “shall, on the requested date, Issue” in the first sentence of Section 2.22(d) of the Credit Agreement and replacing them with the following: “, in its sole discretion, may elect to Issue, on the requested date”.

Alcoa hereby represents and warrants that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct in all material respects as of such earlier date) and that no Event of Default or Default has occurred and is continuing.

The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this letter shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent, the Issuers or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein. The Credit Agreement, together with this letter, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this letter by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this letter or the transactions contemplated hereby.

This letter shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature page follows]

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 11, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

CITIBANK, N.A.,

individually and as Administrative Agent, Lender

and Issuer

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 29, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

JPMorgan Chase Bank, N.A.,

as a Lender and Issuer

By:	/s/ Peter Predun
Name:	Peter Predun
Title:	Executive Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

BNP Paribas

as a Lender

By:	/s/ Claudia Zarate
Name:	Claudia Zarate
Title:	Director

By:	/s/ Nicolas Anberree
Name:	Nicolas Anberree
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of July 1, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Credit Suisse AG, Cayman Islands Branch,

as a Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Franziska Schoch
Name:	Franziska Schoch
Title:	Authorized Signatory

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

GOLDMAN SACHS BANK USA,

as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Morgan Stanley Bank, N.A.,

as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 26, 2015:

We hereby agree to the amendments set forth herein and

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

ROYAL BANK OF CANADA,

as a Lender

By:	/s/ Sinan Tarlan
Name:	Sinan Tarlan
Title:	Authorized Signatory

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 29, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

The Bank of Tokyo Mitsubishi UFJ,

as a Lender

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Mizuho Bank, Ltd.

as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of July 6, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Australia and New Zealand Banking Group Limited,

as a Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 29, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

NEW YORK BRANCH

as a Lender

By:	/s/ Verónica Incera
Name:	Verónica Incera
Title:	Managing Director

By:	/s/ Anne Maureen Sarfati
Name:	Anne Maureen Sarfati
Title:	Vice President-Structured Finance North America

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 24, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

BANK OF AMERICA, N.A.,

as a Lender

By:	/s/ Lindsay Kim
Name:	Lindsay Kim
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chiu
Name:	Ming K. Chiu
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of July 1, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Intesa Sanpaolo S.p.A. – New York Branch,

as a Lender and Issuer

By:	/s/ William S. Denton
Name:	William S. Denton
Title:	Global Relationship Manager

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	F.V.P. & Head of Credit

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 26, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Sumitomo Mitsui Banking Corp.,

as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

THE BANK OF NEW YORK MELLON,

as a Lender

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 17, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Kenneth Fieler
Name:	Kenneth Fieler
Title:	Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 24, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Westpac Banking Corporation,

as a Lender

By:	/s/ Stuart Brown
Name:	Stuart Brown
Title:	Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

BANCO BRADESCO S.A., NEW YORK BRANCH,

as a Lender

By:	/s/ Adrian A. G. Costa
Name:	B-205 - Adrian A. G. Costa
Title:	Manager

By:	/s/ Mauro Lopes
Name:	B-221 Mauro Lopes
Title:	Manager

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 24, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Credit Agricole Corporate & Investment Bank,

as a Lender

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 23, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment of $90,000,000, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Industrial and Commercial Bank of China Limited, New York Branch,

as a Lender

By:	/s/ Yuqiang Xiao
Name:	Yuqiang Xiao
Title:	General Manager

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment of $20,000,000, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Industrial and Commercial Bank of China Limited, New York Branch

as a Lender

By:	/s/ Peitao Chen
Name:	Peitao Chen
Title:	Deputy General Manager

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Banco do Brasil S.A. acting through its New York Branch,

as a Lender

By:	/s/ Reinaldo Lima
Name:	Reinaldo Lima
Title:	Deputy General Manager

By:	/s/ Alexandre Alves de Souza
Name:	Alexandre Alves de Souza
Title:	General Manager

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Bank of China, New York Branch

as a Lender

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

China Merchants Bank Co., LTD., New York Branch

as a Lender

By:	/s/ Yu (Richard) Zhang
Name:	Yu (Richard) Zhang
Title:	Head of Corporate Banking
U.S. Group

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By:	/s/ David B. Gookin
Name:	David B. Gookin
Title:	Executive Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 24, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

SOCIETE GENERALE,

as a Lender

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Director

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

Standard Chartered Bank,

as a Lender

By:	/s/ Pramita Saha
Name:	Pramita Saha
Title:	Executive Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director
Standard Chartered Bank NY

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 30th, 2015:

We hereby agree to the amendments set forth herein and

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

TD Bank, N.A.,

as a Lender

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Senior Vice President

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 23, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date.

Riyad Bank Houston Agency

as a Lender

By:	/s/ Michael Meiss
Name:	Michael Meiss
Title:	General Manager

By:	/s/ Paul N. Travis
Name:	Paul N. Travis
Title:	Vice President and Head of Corporate Finance

[Alcoa Extension Request and Amendment Letter]

ACCEPTED AND AGREED

as of June 26, 2015:

We hereby agree (i) to the amendments set forth herein and (ii)

with respect to our Commitment, the Initial Scheduled Maturity

Date shall be extended to the First Extended Maturity Date

DBS Bank Ltd.,

as a Lender

By:	/s/ Yeo How Ngee
Name:	Yeo How Ngee
Title:	Managing Director

[Alcoa Extension Request and Amendment Letter]